             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x /
Filed by a Party other than the Registrant  /  /

     Check the appropriate box:
/  / Preliminary Proxy Statement
/  / Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
/  / Definitive Proxy Statement
/x / Definitive Additional Materials
/  / Soliciting Material Pursuant to Section 240.14a-12

                               MAXXAM Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

/x / No fee required.

/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated ans state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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/  / Fee paid previously with preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                EXPLANATORY NOTE

      The document attached hereto as Exhibit 99.1 is being filed pursuant to
Item 10 of Schedule 14A and replaces Exhibit 99.1 originally filed with the definitive Proxy Statement of MAXXAM Inc. (the "Company") on April 30, 2003. A
copy of this exhibit is not being furnished to stockholders, but may be obtained by any stockholder upon request without charge by writing to MAXXAM Inc., c/o
Corporate Secretary, 5847 San Felipe, Houston, Texas 77057.